                             SECURITIES AND EXCHANGE COMMISSION

                                   Washington, D.C. 20549

                                          FORM 8-K

                                       CURRENT REPORT



       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  September 18, 2000




                                MARSHALL & ILSLEY CORPORATION
                   (Exact name of registrant as specified in its charter)




           Wisconsin                     1-15403             39-0968604
----------------------------           ------------      -------------------
(State or other jurisdiction           (Commission          (IRS Employer
      of incorporation)                File Number)      Identification No.)


     770 North Water Street
      Milwaukee, Wisconsin                              53202
----------------------------------------              ----------
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (414)  765-7801

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        Item 5.  Other Events.
                 -------------

        On September 18, 2000, Marshall & Ilsley Corporation ("M&I") announced the retirement of Gordon H. Gunnlaugsson as Executive Vice President and Chief Financial Officer and as a Director of M&I effective December 31, 2000. M&I's Press Release issued September 18, 2000 is attached as an exhibit to this report and is incorporated herein by reference.


        Item 7.  Financial Statements and Exhibits.
                 ----------------------------------

          (a)    Exhibits
                 --------

                      Exhibit No.     Description
                      -----------     -----------
                          99.1        Press Release dated September 18, 2000.






MW451751_1.DOC

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                                   SIGNATURES
                                   ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   September 25, 2000                  MARSHALL & ILSLEY CORPORATION



                                      By:    /s/  Dennis J. Kuester
                                             -----------------------------
                                             Dennis J. Kuester
                                             President







MW451751_1.DOC

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                                        EXHIBIT INDEX


               Exhibit No.        Description
               -----------        -----------
                   99.1           Press Release dated September 18, 2000.


MW451751_1.DOC